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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 22, 2001

                          CUBIST PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                         0-21379               22-3192085
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)

                 24 Emily Street, Cambridge, Massachusetts 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
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         ITEM 5.  OTHER EVENTS.

         On March 22, 2001, Cubist Pharmaceuticals, Inc. announced the appointment of Dinendra "Dinu" Sen to the position of President and Chief Operating Officer of Cubist. The appointment is further described in Cubist's press release dated March 22, 2001, a copy of which is filed as Exhibit 99.1 to this Report.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit 99.1 Press Release dated March 22, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CUBIST PHARMACEUTICALS, INC.

                                   By: /s/ Thomas A. Shea
                                       -------------------------------------
                                       Thomas A. Shea
                                       Vice President Finance and
                                       Administration, Chief Financial
                                       Officer, Treasurer

Dated: March 26, 2001